UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       July 22, 2005

LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (704) 554-1421

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On July 22, 2005, B. Clyde Preslar submitted his resignation as Vice President, Chief Financial Officer and Secretary of Lance, Inc. (the “Company”), effective August 12, 2005. The Company has initiated a search for a new Chief Financial Officer.

     On July 22, 2005, David V. Singer, President and Chief Executive Officer of the Company, assumed Mr. Preslar’s responsibilities as Chief Financial Officer on an interim basis. Mr. Singer, 50, has been the President and Chief Executive Officer of the Company since May 2005. Prior to joining the Company, Mr. Singer held several senior management positions with Coca-Cola Bottling Co. Consolidated, a beverage manufacturing and distribution company, including Executive Vice President and Chief Financial Officer since 2001, Vice President and Chief Financial Officer from 1987 to 2001 and Vice President and Treasurer from 1986 to 1987.

Item 7.01.      Regulation FD Disclosure.

     On July 22, 2005, the Company issued a press release announcing the resignation of B. Clyde Preslar, its Vice President, Chief Financial Officer and Secretary. A copy of the press release is being furnished as Exhibit 99.1 hereto. The press release may contain forward looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.

Item 9.01.      Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

99.1	Press Release of the Company, dated July 22, 2005, regarding the resignation of its Chief Financial Officer.

     The press release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.

Date: July 22, 2005	By	/s/ David V. Singer

David V. Singer President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
July 22, 2005	0-398

LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of the Company, dated July 22, 2005, regarding the resignation of its Chief Financial Officer.

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